SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

NeoMagic Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

3250 Jay Street

Santa Clara, California 95054

(408) 988-7020

Notice of Special Meeting of Stockholders

to be held November 11, 2004

To the Stockholders of NeoMagic Corporation:

A special meeting of stockholders of NeoMagic Corporation, a Delaware corporation, will be held on November 11, 2004 at 10:00 a.m., local time, at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304-1050.

At the special meeting, stockholders will be asked to approve an amendment of NeoMagic’s existing certificate of incorporation to increase the authorized number of shares of common stock from 60,000,000 to 100,000,000.

The foregoing item of business is more fully described in the Proxy Statement accompanying this Notice of Special Meeting. Stockholders of record as of the close of business on September 23, 2004 are entitled to notice of and to vote at the special meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available for inspection by stockholders of record during normal business hours at our corporate secretary’s office, 650 Page Mill Road, Palo Alto, California, 94304-1050 for ten days prior to the special meeting.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE SPECIAL MEETING.

By Order of the Board of Directors,

Michael J. Danaher

Secretary

Santa Clara, California

October 14, 2004

NEOMAGIC CORPORATION

3250 Jay Street

Santa Clara, California 95054

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

Matter to be Considered

At the Special Meeting of Stockholders (the “Special Meeting”), the stockholders of NeoMagic Corporation (the “Company”) will be asked to approve an amendment of NeoMagic’s existing certificate of incorporation to increase the authorized number of shares of the Company’s common stock (the “Common Stock”) from 60,000,000 to 100,000,000.

This Proxy Statement and the accompanying form of Proxy are first being mailed on or about October 14, 2004 to all stockholders entitled to vote at the Special Meeting.

Date, Time, Place, Record Date and Shares Entitled to Vote

The enclosed proxy is solicited on behalf of the Company’s Board of Directors for use at the Special Meeting to be held on November 11, 2004, at 10:00 a.m., local time, or any continuation or adjournment thereof, for the purposes set forth herein and the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California. The telephone number at this address is (650) 493-9300.

The Company has set September 23, 2004 as the record date (the “Record Date”). The stockholders of record at the close of business on that date are entitled to notice of and to vote at the Special Meeting. As of the close of business on the Record Date, the Company had 32,832,385 shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote.

Quorum

The quorum requirement for holding the Special Meeting and transacting business is that holders of a majority of shares of the Common Stock entitled to vote must be present in person or represented by proxy. Both abstentions and “broker non-votes” are counted for the purpose of determining the presence of a quorum. Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

Vote Required

The affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Special Meeting.

Voting and Revocation of Proxies

Stockholders are required to complete, date, sign and promptly return the accompanying form of proxy in the envelope provided. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Special Meeting in accordance with the instructions contained therein.

Any proxy signed and returned by a stockholder may be revoked at any time before it is voted. It may be revoked by filing a written notice of revocation or a duly executed proxy bearing a later date with the Secretary of the Company at the Company’s principal offices, located at 3250 Jay Street, Santa Clara, California 95054, or it may be revoked by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in and of itself constitute revocation of a proxy.

Proxy Solicitation

The cost for this solicitation will be borne by the Company. The Company has retained the services of the Altman Group to assist in the solicitation of proxies at an estimated fee of approximately $5,000.00, plus reimbursement of reasonable costs and expenses. The Company may reimburse brokerage firms and persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitations by directors, officers or employees of the Company. No additional compensation will be paid for any such services.

Deadline for Receipt of Proposals by Stockholders

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2005 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company at our principal executive offices no later than January 23, 2005, in order that they may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting. Any nominations for election to the board of directors at the next annual meeting received by the Company in accordance with the requirements above will be considered by the Nominating and Corporate Governance Committee of our Board of Directors.

PROPOSAL—AMENDMENT OF CERTIFICATE OF INCORPORATION

Under its Certificate of Incorporation, as amended (the “Certificate”), the Company has authorized for issuance 60,000,000 shares of Common Stock, 495,000 shares of undesignated preferred stock, 1,500,000 shares of Series A preferred stock and 5,000 shares of Series B preferred stock. On August 18, 2004, the Company’s Board of Directors approved an amendment to the Certificate, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance by 40,000,000 shares, bringing the total number of shares of Common Stock authorized for issuance to 100,000,000.

As of the record date, the Company had had approximately 32,832,385 shares of common stock outstanding and 5,000,000 shares of Series B preferred stock outstanding. Of the approximately 27,167,615 shares of authorized but unissued shares of Common Stock as of the record date, 15,235,634 are reserved for issuance under our 1997 Employee Stock Purchase Plan, 1993 Stock Plan, 1998 Nonstatutory Stock Plan and 2003 Stock Plan, 5,434,782 are reserved for conversion of the Series B preferred stock and 3,260,870 are reserved for exercise of outstanding warrants, leaving 3,236,329 shares of authorized Common Stock available for issuance.

The Board of Directors believes that the availability of additional authorized but unissued shares of Common Stock will provide the Company with the necessary flexibility to issue Common Stock for several purposes. Such purposes may include the issuance of shares for capital raising, employee stock option plans, strategic corporate relationships, acquisitions, employee stock purchase plans and other general corporate purposes.

If the stockholders approve the amendment, the Company will have authorized approximately 43,236,329 shares of Common Stock available for issuance. Although the Board of Directors has no immediate plans, understandings, agreements or commitments to issue any portion of the additional shares, the Company may, among other things, in the future determine to issue some or all of such shares in connection with efforts to obtain additional equity or other financing. Any such decisions will be made based on our future capital and other needs.

No additional action or authorization by the Company’s stockholders would be necessary prior to the issuance of the additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the Common Stock is then listed or quoted. If the Board of Directors elects to issue additional shares of Common Stock, the issuance could have a dilutive effect on earnings per share, voting power, and share holdings of current stockholders. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

The proposed amendment to the Certificate is attached as Appendix A to this proxy statement.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that the stockholders vote FOR the amendment to the Certificate for the purpose of increasing the authorized number of shares of Common Stock from 60,000,000 to 100,000,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of September 10, 2004, as to shares of the Company’s Common Stock beneficially owned by: (i) each of the Named Officers, (ii) each of the Company’s directors, (iii) all directors and executive officers of the Company as a group, and (iv) each person who is known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock.

	Amount and Nature of Beneficial Ownership	Percent of Class *
Name and Address of Beneficial Owner
Holders of Greater Than 5%
Amaranth L. L. C.	2,715,000	8.3%
One American Lane
Greenwich, Connecticut 06831 (1)
Joseph L. Harrosh	2,632,268	8.0%
40900 Grimmer Boulevard
Fremont, CA 94538 (1)
Directors, Nominees and Named Executive Officers
Sanjay Adkar (2)	375,573	1.1%
Prakash C. Agarwal (3)	2,931,890	8.4%
Brian Dougherty (4)	195,333	*	*
Anil Gupta (5)	111,646	*	*
James Lally (6)	242,589	*	*
Stephen Lanza (7)	0	*	*
Ernest Lin (8)	431,330	1.3%
Paul Richman (9)	323,333	1.0%
Vinit Sethi (10)	35,000	*	*
Mark Singer (11)	440,924	1.3%
Carl Stork (12)	99,033	*	*
Scott Sullinger (13)	0	*	*

All directors and officers as a group (12 persons)	5,186,651	15.8

*	Percent ownership is based on 32,828,585 shares of Common Stock outstanding as of September 10, 2004. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. The number of shares beneficially owned is determined under the rules of the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares of Common Stock that such persons or entities have the right to acquire within 60 days of September 10, 2004.
**	Less than 1%.
(1)	This information was obtained from filings made with the Securities and Exchange Commission, the Company’s records and information provided to the Company.
(2)	Includes options to purchase 323,333 shares, exercisable within 60 days of September 10, 2004.
(3)	Includes options to purchase 1,908,333 shares, exercisable within 60 days of September 10, 2004.
(4)	Includes options to purchase 145,333 shares, exercisable within 60 days of September 10, 2004.
(5)	Includes 2,500 shares held by Dr. Gupta’s son, and options to purchase 99,146 shares, exercisable within 60 days of September 10, 2004.
(6)	Includes options to purchase 145,333 shares, exercisable within 60 days of September 10, 2004.
(7)	Mr. Lanza resigned as our Chief Financial Officer effective November 3, 2003, but remained the acting Chief Financial Officer through March 2, 2004.
(8)	Includes options to purchase 383,333 shares, exercisable within 60 days of September 10, 2004.

(9)	Includes 225,000 shares held by Mr. Richman’s spouse and options to purchase 73,333 shares, exercisable within 60 days of September 10, 2004.
(10)	Includes options to purchase 35,000 shares that expire on October 8, 2004.
(11)	Includes options to purchase 394,167 shares, exercisable within 60 days of September 10, 2004.
(12)	Includes options to purchase 70,833 shares, exercisable within 60 days of September 10, 2004.
(13)	Mr. Sullinger joined the Company on March 1, 2004, as the Vice President of Finance and Chief Financial Officer.

OTHER MATTERS

The Company knows of no other matters to be submitted for consideration at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

Whether or not you intend to be present at the Special Meeting, the Company urges you to return your signed proxy promptly.

BY ORDER OF THE BOARD OF DIRECTORS,

Michael J. Danaher

Secretary

Santa Clara, California

October 14, 2004

APPENDIX A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

NEOMAGIC CORPORATION

A Delaware Corporation

(Incorporated on December 19, 1996)

Michael J. Danaher hereby certifies that:

1. He is the Secretary of NeoMagic Corporation, a Delaware Corporation (the “Corporation”).

2. The Certificate of Incorporation of the Corporation, originally filed with the Secretary of State of the State of Delaware on December 19, 1996, is hereby amended and restated in its entirety to read as follows:

FIRST: The name of the corporation is NeoMagic Corporation (the “Corporation”).

SECOND: The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware, 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: This Corporation is authorized to issue two classes of shares designated Common Stock and Preferred Stock.

1. The Corporation is authorized to issue 100,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”), and 2,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

2. The shares of Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors. The Board of Directors of the Corporation is expressly authorized, by filing a certificate pursuant to the applicable law of the State of Delaware, to: (i) establish from time to time the number of shares to be included in each such series; (ii) fix the rights, preferences, restrictions and designations of the shares of each such series, including but not limited to the fixing or alteration of the dividend rights, dividend rate, conversion rights, conversion rate, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, voting rights and liquidation preferences of any series of Preferred Stock for which no shares have been issued and are outstanding; (iii) increase number of shares of any series at any time; and (iv) decrease the number of shares of any series prior or subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

FIFTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend, or repeal the Bylaws of the Corporation.

A-1

SIXTH: Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. The directors of the Corporation need not be elected by written ballot unless a stockholder demands election by written ballot at the meeting and before voting begins, or unless the Bylaws so provide

SEVENTH: At all elections of directors of the Corporation, each holder of stock of any class or series of stock shall be entitled to as many votes as shall equal the number of votes which such stockholder would be entitled to cast for the election of directors with respect to his or her shares of stock multiplied by the number of directors to be elected, and may cast all of such votes for, or for any two or more of them as such stockholder may see fit.

EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this right.

NINTH: The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under Delaware law.

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any repeal or modification of this Article Ninth shall be prospective and shall not affect the rights under this Article Ninth in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

TENTH: The name and mailing address of the incorporator are:

Michael J. Danaher, Esq.

Wilson Sonsini Goodrich & Rosati

650 Page Mill Road

Palo Alto, CA 94304-1050

3. The foregoing Amended and Restated Certificate of Incorporation has been duly approved by the board of directors of the Corporation in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law.

4. The foregoing Amended and Restated Certificate of Incorporation has been duly approved by the required vote of the stockholders in accordance with the Certificate of Incorporation and the provisions of Sections 242 and 245 of the Delaware General Corporation Law.

The undersigned hereby acknowledges that the foregoing Amended and Restated Certificate of Incorporation is his act and deed and that the facts stated herein are true.

Executed at Palo Alto, California, this      day of November, 2004.

Michael J. Danaher Secretary

A-2

NEOMAGIC CORPORATION

DIFFERENTIATION THROUGH INTEGRATION

NeoMagic develops and markets value-added semiconductor solutions enabling high performance multimedia on handheld systems.

[NMCCM - NEOMAGIC CORPORATION] [FILE NAME: ZNMC32.ELX] [ZNEOMG.LGO] [VERSION - (1)] [09/29/04] [orig. 09/29/04]

DETACH HERE ZNMC32

PROXY

NEOMAGIC CORPORATION

The undersigned stockholder of NeoMagic Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated as of October 14, 2004, and hereby appoints PRAKASH AGARWAL and SCOTT SULLINGER, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of NeoMagic Corporation to be held on November 11, 2004, at 10:00 a.m., local time, at 650 Page Mill Road, Palo Alto, California, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

SEE REVERSE SIDE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

NEOMAGIC CORPORATION

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

[NMCCM - NEOMAGIC CORPORATION] [FILE NAME: ZNMC31.ELX] [VERSION - (3)] [09/29/04] [orig. 09/29/04]

DETACH HERE

ZNMC31

X **Please mark votes as in this example.**

#NMC

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE APPROVAL OF PROPOSALS 1 AND 2 SET FORTH BELOW, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

	FOR	AGAINST	ABSTAIN
1. Proposal to amend NeoMagic's existing certificate of incorporation to increase the authorized number of shares of common stock from 60,000,000 to 100,000,000.	☐	☐	☐
2. In their discretion the proxies are authorized to vote upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.	☐	☐	☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

This proxy should be marked, dated, signed by the stockholder exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Signature: ____________________ Date: __________ Signature: ____________________ Date: __________